Net finance (income) costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Net finance (income) costs
Change in fair value of derivative financial instrument	$ 275	$ (293)
Lease liability interest expense	59	67
Interest income	(803)	(205)
Change in amortized cost of trade and other receivables	(290)	448
CIBC loan interest expense	115
Foreign exchange loss /(gain)	(3,100)	286
Net finance costs, total	$ (3,744)	$ 303